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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 23, 1999
                                                        -----------------


                          CORAM HEALTHCARE CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-11343                 33-0615337
---------------                   ------------           -------------------
(State or Other                   (Commission              (IRS Employer
Jurisdiction of                   File Number)           Identification No.)
Incorporation)

1125 Seventeenth Street, Suite 2100, Denver, Colorado                   80202
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (303) 292-4973
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On November 23, 1999, Coram Healthcare Corporation (the "Company") announced that it had finalized an agreement with its principal debtholders pursuant to which its debtholders will forego interest payments, totaling up to $13 million, on the Company's Series A and Series B Notes that were issued pursuant to that certain Securities Exchange Agreement (the "Exchange Agreement") dated as of May 6, 1998, as amended. The Exchange Agreement is among the Company; Coram, Inc.; and Cerberus Partners, L.P.; Goldman Sachs Credit Partners L.P.; and Foothill Capital Corporation as note holders. The precise terms of such agreement are set forth in that certain Amendment No. 3 and Forbearance (the "Amendment No. 3"), dated November 15, 1999, in respect of the Exchange Agreement. Pursuant to Amendment No. 3, the Company will not be required to pay interest on the Series A and Series B Notes for the period from November 15, 1999 through the earlier of the Company's final resolution of its litigation with Aetna U.S. Healthcare, Inc. or May 15, 2000. In addition, the debtholders agreed to waive any non-compliance with certain financial covenants set forth in the Company's Senior Credit Facility for the period ending December 31, 1999.

         The Company also announced on November 23, 1999 that its Executive Vice President and Chief Financial Officer, Wendy L. Simpson had resigned. Ms. Simpson has agreed to perform certain services for the Company in connection with a transition of her responsibilities. The Company has commenced a search for a new Chief Financial Officer.

         Further, the Company announced on November 30, 1999 that, effective as of such date, the Company named Daniel D. Crowley Chairman of the Board, President and Chief Executive Officer. The press releases issued by the Company in connection with the November 23, 1999 and November 30, 1999 announcements described herein are attached here to as Exhibits 99.1 and 99.2, respectively.

Item 7.  Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  10.49 Amendment No. 3 and Forbearance, dated November 15, 1999, in respect of the Securities Exchange Agreement among Coram, Inc.; Coram Healthcare Corporation; and Cerberus Partners, L.P.; Goldman Sachs Credit Partners L.P. and Foothill Capital Corporation as note holders.

                  99.1 Press Release, issued November 23, 1999, relating to the Company's agreement with its principal debtholders regarding the Series A and Series B Notes, and the resignation of the Company's Executive Vice President and Chief Financial Officer.

                  99.2 Press Release, issued November 30, 1999, relating to the employment of Daniel D. Crowley as Chairman of the Board, President and Chief Executive Officer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CORAM HEALTHCARE CORPORATION



                                    By: /s/ Scott T. Larson
                                       ----------------------------------------
                                       Scott T. Larson
                                       Senior Vice President,
                                       General Counsel and
                                       Secretary

Date:  December 8, 1999


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                                  EXHIBIT INDEX

10.49    Amendment No. 3 and Forbearance, dated November 15, 1999, in respect of the Securities
         Exchange Agreement among Coram, Inc.; Coram Healthcare Corporation; and Cerberus
         Partners, L.P.; Goldman Sachs Credit Partners L.P. and Foothill Capital Corporation as
         note holders.

99.1     Press Release, issued November 23, 1999, relating to the Company's agreement with its principal debtholders regarding the Series A and Series B Notes, and the resignation of the
         Company's Executive Vice President and Chief Financial Officer.

99.2     Press Release, issued November 30, 1999, relating to the employment of Daniel D.
         Crowley as Chairman of the Board, President and Chief Executive Officer.